EXHIBIT 10.2

INCONTACT, INC.

STOCK OPTION AGREEMENT

The undersigned Employee (the “Optionee”) is an individual who has accepted an engagement to render valuable services to inContact, Inc. (the “Company”) or one or more Subsidiaries, and this Stock Option Agreement (the “Agreement”) is entered as an inducement to the Optionee to perform services for the Company. This is the “Agreement” referenced in Notice of Grant of Stock Option (the “Grant Notice”) given by the Company to the Optionee. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in Section 12 of this Agreement.

NOW, THEREFORE, it is hereby agreed as follows:

1. Grant of Option. Subject to and upon the terms and conditions set forth in this Agreement, the Company made a grant to Optionee as of the grant date specified in the Grant Notice of an option to purchase up to that number of shares (the “Option Shares”) of the Company’s Stock specified in the Grant Notice. Such Option Shares shall be purchased from time to time during the option term at the exercise price (the “Exercise Price”) specified in the Grant Notice.

2. Option Term. The option shall expire at the close of business on the expiration date (the “Expiration Date”) specified in the Grant Notice, unless sooner terminated in accordance with Paragraph 5 or 6.

3. Limited Transferability. The option shall be exercisable only by Optionee during Optionee’s lifetime and shall not be transferable or assigned by Optionee other than by will or by the laws of descent and distribution following Optionee’s death.

4. Exercisability. The option shall become exercisable for the Option Shares in accordance with the installment schedule specified in the Grant Notice. As the option becomes exercisable for one or more installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term hereunder. Except as provided in the Grant Notice, the option shall not become exercisable for any additional Option Shares following Optionee’s cessation of Service.

(a) Any further conditions for exercise of the option set forth in the provisions of the Grant Notice are a part of this Agreement.

(b) Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Company in the Grant Notice, the Option shall be exercisable after the Optionee’s cessation of Service to the extent it is then vested and only during the applicable time period determined in accordance with this Section 4 and thereafter shall terminate:

(i) Disability. If the Optionee’s Service terminates because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s guardian or legal representative) for a period of six (6) months after the date on which the Optionee’s Service terminated, but in any event no later than the Expiration Date of the Option.

(ii) Death. If the Optionee’s Service terminates because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee’s legal representative or other person who acquired the right to exercise the Option by reason of the Optionee’s death for a period of one (1) year after the date on which the Optionee’s Service terminated, but in any event no later than the Expiration Date of the Option. The Optionee’s Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee’s termination of Service because of Disability of the Optionee.

(iii) Termination for Cause. Notwithstanding any other provision of this Agreement to the contrary, if the Optionee’s Service with the Company is terminated for Cause, the Option shall terminate and cease to be exercisable immediately upon such termination of Service.

(iv) Other Termination of Service. If the Optionee’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee’s Service terminated, may be exercised by the Optionee for a period of thirty (30) days after the date on which the Optionee’s Service terminated, but in any event no later than the Expiration Date of the Option.

(c) Notwithstanding the foregoing other than termination for Cause, if the exercise of an Option within the applicable time periods set forth in this Section 4 is prevented by the provisions of this Section 4, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Company, in its discretion) after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

(d) The number of Option Shares purchasable upon the exercise of this option and the Option Price per share shall be subject to adjustment from time to time subject to the following terms. If the outstanding shares of Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, the Company or its successors and assigns shall make an appropriate and proportionate adjustment in the number or kind of shares, and the per-share Exercise Price thereof, which may be issued to the Optionee under this Agreement upon exercise of the option. The purchase rights represented by the option shall not be exercisable with respect to a fraction of a share of Stock. Any fractional share of Stock arising from the dilution or other adjustment in the number of Option Shares shall be rounded up to the nearest whole share.

(e) The grant of the Option and the issuance of Option Shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. The Option may not be exercised if the issuance of the Option Shares upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Award be in effect with respect to the Option Shares or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Option Shares shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

5. Privilege of Stock Ownership. The Optionee and its successors shall not have any of the rights of a stockholder with respect to the Option Shares until the option has been exercised and the Exercise Price for the purchased Option Shares paid.

6. Exercising Option. In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee’s death, Optionee’s executor, administrator, heir or legatee, as the case may be) must take the following actions and otherwise comply with the requirements of the Company:

(a) Deliver to the Corporate Secretary of the Company an executed notice of exercise in substantially the form of Exhibit I to this Agreement (the “Exercise Notice”) in which there is specified the number of Option Shares which are to be purchased under the exercised option.

(b) Pay the aggregate Exercise Price for the purchased shares through one or more of the following alternatives, subject to any limitations or restrictions specified by the Company:

(i) full payment in cash or by check made payable to the Company’s order;

(ii) full payment in shares of Stock held for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at fair market value on the Exercise Date;

(iii) full payment through a combination of shares of Stock held for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at fair market value on the Exercise Date and cash or check payable to the Company’s order; or

(iv) full payment effected through a broker-dealer sale and remittance procedure pursuant to which Optionee shall provide concurrent irrevocable written instructions (i) to a brokerage firm acceptable to the Company to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased Option Shares plus all applicable Federal, state and local income and employment taxes required to be withheld in connection with such purchase and (ii) to the Company to deliver the certificates for the purchased Option Shares directly to such brokerage firm in order to complete the sale transaction.

7. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the state of Utah without resort to that state’s conflict-of-laws provisions.

8. No Employment/Service Contracts. Nothing in this Agreement confer upon Optionee any right to continue in the Service of the Company (or any Subsidiary employing or retaining Optionee) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any such Subsidiary) or Optionee, which rights are hereby expressly reserved by each party, to terminate Optionee’s Service at any time for any reason whatsoever, with or without cause.

9. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of the Company Secretary at the Company’s principal offices at 7730 S. Union Park Ave., Suite 500, Salt Lake City, UT 84047. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address listed in the Company’s employment records as the address for delivery of the Optionee’s Form W-2 or Form 1099, as applicable. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U. S. Mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified.

10. Construction. All decisions of the Company with respect to any question or issue arising under this Agreement shall be conclusive and binding on all persons having an interest in this option.

11. Tax Obligations. The Option is not a qualified option within the meaning of Section 422 of the Code. Accordingly, Optionee shall make appropriate arrangements with the Company or any Subsidiary employing Optionee for the satisfaction of all Federal, state or local income and employment tax withholding requirements applicable to the exercise of the option before the Company shall have any obligation to issue Option Shares to the Option following exercise of the option.

12. Definitions. The following terms shall have the following respective meanings unless the context requires otherwise:

(a) The term “Cause” means, unless such term or an equivalent term is otherwise defined in the Grant Notice or written contract of employment or service, any of the following: (i) the Optionee’s theft, dishonesty, willful or reckless misconduct, breach of fiduciary duty, or falsification of any Company documents or records; (ii) the Optionee’s material failure to abide by the Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Optionee’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company (including, without limitation, the Optionee’s improper use or disclosure of the Company’s confidential or proprietary information); (iv) any intentional act by the Optionee which has a material detrimental effect on the Company’s reputation or business; (v) the Optionee’s repeated failure or inability to perform any reasonable assigned duties after written notice from the Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Optionee of any employment or service agreement between the Optionee and the Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Optionee’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Optionee’s ability to perform its duties with the Company.

(b) The term “Code” means the Internal Revenue Code of 1986, or any successor thereto, as the same may be amended and in effect from time to time.

(c) The term “Disability” means the inability of the Optionee, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Optionee’s position with the Company because of the sickness or injury of the Optionee.

(d) The term “Service” means the Optionee’s employment or service with the Company, whether in the capacity of an employee or a consultant. The Optionee’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Company or a change in the Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee’s Service. Furthermore, the Optionee’s Service shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Grant Notice. The Company, in its discretion, shall determine whether the Optionee’s Service has terminated and the effective date of and reason for such termination.

(e) The term “Securities Act” means the Securities Act of 1933, or any successor thereto, as the same may be amended and in effect from time to time.

(f) The term “Stock” means shares of the Company’s common stock, par value $0.0001 per share.

(g) The term “Subsidiary” means any “subsidiary corporation” within the meaning of Section 424(f) of the Code.

ACCEPTED AND AGREED as of the              day of July 2012.

The Company		The Optionee

By
	Duly Authorized Officer inContact, Inc.	Signature
Print Name

FORM OF PURCHASE

(to be signed only upon exercise of Option)

TO: inContact, Inc.

The Optionee, holder of the attached option, hereby irrevocable elects to exercise the purchase rights represented by the option for, and to purchase thereunder,                          shares of common stock, par value $0.0001 per share, of inContact, Inc., and herewith makes payment therefor, and requests that the certificate(s) for such shares be delivered to the Optionee at:

The Optionee agrees and acknowledges that this purported exercise of the option is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company, and to Optionee’s satisfaction of all Federal, state or local income and employment tax withholding requirements applicable to this exercise.

DATED this                  day of                             ,                 .

Signature